9. Convertible Debt	12 Months Ended
Jun. 30, 2020
Notes
9. Convertible Debt

9.   Convertible Debt

The Company issued a convertible promissory note for cash proceeds of $250,000 on 21 September 2011. The promissory note paid interest at 18% per annum and could be converted to the common shares of the Company at $0.05 per share.

On 31 August 2017, the Company settled the convertible promissory note and accumulated interest thereon in an aggregate amount of $517,500 by the issue to the note holder of 10,350,000 units of the Company at $0.05 per unit.  Each unit consisted of one common share of the Company and one warrant to purchase an additional common share at a fixed price of $0.10 per common share for a term of one year.

Total $
Balance on 30 June 2017	510,014
Interest	7,486
Conversion	(517,500)
Balance on 30 June 2018, 2019, and 2020	-

The fair value of the warrants included in the units amounted to $151,110 and was determined using the Black-Scholes option pricing model with the following assumptions: expected dividend yield: 0%, expected stock price volatility: 125%, risk-free interest rate: 1.23%, expected life of warrants (years): 1.00. The Company recognized this fair value in its statement of loss as financing cost in fiscal year 2018. Upon conversion of the debt, the value of the conversion option of $92,966, previously recorded as a separate category within equity, was reclassified from conversion rights reserve to share capital, also in fiscal year 2018.

As at 30 June 2020, the Company has no convertible debt except for the possible contingent conversion, at the election of the holders, of two promissory notes issued during fiscal 2020, which have an aggregate principal amount of $150,000 and are described in Note-10.